                                                                    EXHIBIT 23.3


                               CONSENT OF COUNSEL


         We hereby consent to the reference to our firm under the caption Legal Matters in the Prospectus contained in this Post-Effective Amendment No. 1 to the Registration Statement.

                                                      SNOW BECKER KRAUSS P.C.

Dated:  New York, New York
        November 9, 2000